Exhibit 99.2
ENSTAR GROUP LIMITED
WARRANT FOR THE PURCHASE OF SERIES A-1 CONVERTIBLE PARTICIPATING NON-VOTING PERPETUAL PREFERENCE SHARES OR SERIES C NON-VOTING ORDINARY SHARES OF ENSTAR GROUP LIMITED
No. [_]1
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.
     FOR VALUE RECEIVED, ENSTAR GROUP LIMITED, a Bermuda exempted company (the “Company”), hereby certifies that [HOLDER], its successors and assigns (the “Holder”), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, [• ]2 fully paid and non-assessable Warrant Shares (as hereinafter defined), at a purchase price per Warrant Share equal to the Exercise Price (as hereinafter defined). The number and class of Warrant Shares and the price to be paid for a Warrant Share is subject to adjustment from time to time as hereinafter set forth.
     1. Definitions.
     (a) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Investment Agreement.
     (b) As used herein, the following terms have the following meanings:
     “Board of Directors” means the Board of Directors of the Company.
     “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York or Hamilton, Bermuda are authorized by law to close.
     “Company” shall have the meaning set forth in the preamble.

[1]	Five warrants to be issued – one to each of the five GSCP entities at the initial closing.

[2]	Aggregate number of shares issuable pursuant to the five warrants to equal 2% of the aggregate pro forma fully diluted outstanding share capital of the Company.

     “Common Shares” means the ordinary shares, par value $1.00 per share, of the Company.
     “Current Market Price” shall be, for Warrant Shares, the product of (A) the number of Common Shares issuable upon conversion (including any conversion of underlying securities) of each Warrant Share and (B) the Daily Price per Common Share on the date of determination.
     “Daily Price” of the Common Shares on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the Common Shares on The NASDAQ Global Select Market on such date. If the Common Shares are not traded on The NASDAQ Global Select Market on any date of determination, the Daily Price of Common Shares on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares are so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which Common Shares are so listed or quoted, or if Common Shares are not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for Common Shares in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization, or, if that bid price is not available, the Fair Market Value of the Common Shares.
     “Distribution” shall have the meaning set forth in Section 6(b).
     “Excluded Securities” means securities of the Company issued or issuable (i) pursuant to the Company’s stock option plan or any similar employee compensation plan of the Company that is approved by the Board of Directors, (ii) pursuant to the exercise of any convertible securities or (iii) as consideration for the acquisition of any company, business or asset.
     “Exercise Price” means $115.00 per Warrant Share, as adjusted from time to time.
     “Expiration Time” means April 20, 2021 at 5:00 p.m. New York City time.
     “Fair Market Value” means the value determined by the Board of Directors; provided that if the Holder shall reasonably object to any such determination, the Board of Directors shall retain an independent appraiser selected by mutual agreement of the Company and the Holder to determine such value. The expense of such independent appraiser shall be shared equally by the Company and the Holder.
     “Holder” shall have the meaning set forth in the preamble.
     “Investment Agreement” means the Investment Agreement, dated as of April 20, 2011 by and among the Company and GSCP VI AIV Navi, Ltd., GSCP VI

Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd. and GSCP VI Employee Navi, Ltd., each a Cayman Islands exempted company, and GSCP VI GmbH Navi, L.P., a Cayman Islands limited partnership.
     “Non-Voting Preferred Shares” means shares of Series A-1 Convertible Participating Non-Voting Perpetual Preference Shares, par value $1.00 per share, of the Company.
     “Non-Voting Common Shares” means the Series C non-voting convertible ordinary shares, par value US$1.00 per share, of the Company.
     “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Required Regulatory Approvals” means approval from the following regulators if applicable approval thresholds are triggered: (i) the Australian Prudential Regulatory Authority and the Foreign Investment Review Board; (ii) the Belgian Banking, Financial and Insurance Commission; (iii) the Danish Financial Services Authority; (iv) the Swedish Financial Supervisory Authority; (v) the Central Bank of Ireland, (vi) the United Kingdom’s Financial Services Authority and Lloyd’s of London; and (vii) any other applicable regulator where it is determined that approval is required prior to the exercise of the Warrant.
     “Vesting Date” means the Initial Closing Date.
     “Warrant Shares” means Non-Voting Preferred Shares; provided that, if the amendments to the Company’s bye-laws specified in Section 5.02(a)(ii) of the Investment Agreement have been obtained, thereafter Warrant Shares means Non-Voting Common Shares.
     “Warrant Share Conversion” means the change in Warrant Shares from Non-Voting Preferred Shares to Non-Voting Common Shares, as set forth in the definition of Warrant Shares in this Section 1(b).
     2. Exercise of Warrant.
     (a) The Holder is entitled to exercise this Warrant in whole or in part, at any time, or from time to time, following the Vesting Date and subject to receipt of any Required Regulatory Approvals, until the Expiration Time or, if the Expiration Time does not occur on a Business Day, then until 5:00 p.m. New York City time on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price (subject to Section 2(e) below). Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.
     (b) The Exercise Price may be paid in cash or by wire transfer, certified or official bank check or bank cashier’s check payable to the order of the Company or by any combination of such cash, wire transfer or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.
     (c) If the Holder exercises (or pursuant to Section 2(e), converts) this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to Section 4 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.
     (d) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the Warrant Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same.
     (e) In lieu of making the cash payment required to exercise the Warrant pursuant to Section 2(a) (but in all other respects in accordance with the exercise procedure set forth in Section 2(a)), the Holder may elect to convert this Warrant in whole or in part into Warrant Shares, in which event the Company will issue to the Holder the number of Warrant Shares equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

X = (A — B) x C where:
A

X =	the number of Warrant Shares issuable upon exercise pursuant to this Section 2(e).

A =	the Current Market Price on the day immediately preceding the date on which the Holder delivers written notice to the Company pursuant to Section 2(a).

B =	the Exercise Price.

C =	the number of Warrant Shares as to which this Warrant is being exercised pursuant to Section 2(a).
     If the foregoing calculation results in a negative number, then no Warrant Shares shall be issued upon exercise pursuant to this Section 2(e).
     3. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued Warrant Shares or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant and full conversion rights of all underlying securities. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale, except as provided in the Company’s bye-laws or pursuant to applicable law, and free and clear of all preemptive rights.
     4. Exchange, Transfer or Assignment of Warrant.
     (a) Subject to applicable law, this Warrant Certificate and all rights hereunder may be transferred or sold, in whole or in part, by the registered holder hereof. Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby. Upon the transfer of all or any portion of this Warrant Certificate, the Warrant Shares so transferred shall be deemed to be Common Shares (and any corresponding adjustments to this Warrant Certificate shall be made) if the applicable transferee (i) is not an affiliate of the initial registered holder of this Warrant Certificate and (ii) either (A) would not (alone or with any group of associated transferees) receive 2% or more of any class of voting securities of the Company or (B) would control more than 50% of the voting securities of the Company without any transfer of this Warrant Certificate (taking into account, for purposes of clauses (A)

and (B), any other transfers of all or any portion of any Warrant issued pursuant to the Investment Agreement).
     (b) Upon surrender of this Warrant Certificate to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant Certificate in the name of the assignee or assignees named in such instrument of assignment and, if the Holder’s entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.
     5. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.
     6. Anti-dilution Provisions.
     (a) Non-Voting Preferred Shares Dividends, Subdivisions or Combinations. If the Company shall at any time after the date hereof (A) declare and pay a dividend or make a distribution on Non-Voting Preferred Shares payable in Non-Voting Preferred Shares (or, following the Warrant Share Conversion, (i) Non-Voting Common Shares payable in either Non-Voting Common Shares or Common Shares, or (ii) Common Shares payable in either Common Shares or Non-Voting Common Shares), (B) subdivide or split the outstanding Non-Voting Preferred Shares (or, following the Warrant Share Conversion, Non-Voting Common Shares or Common Shares) into a greater number of such shares or (C) combine or reclassify the outstanding Non-Voting Preferred Shares (or, following the Warrant Share Conversion, Non-Voting Common Shares or Common Shares) into a smaller number of such shares, then in each such case:
     (i) the number of Warrant Shares issuable upon exercise of this Warrant thereafter shall be proportionately adjusted so that the exercise of this Warrant after such event shall entitle the Holder to receive the aggregate number of Non-Voting Preferred Shares (or, following the Warrant Share Conversion, Non-Voting Common Shares or Common Shares) that such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to such event; provided that any increase or decrease in the number of Common Shares requiring an adjustment pursuant to this Section 6(a) shall result in an adjustment to the number of Non-Voting Common Shares convertible into such Common Shares; and

     (ii) the Exercise Price thereafter shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction (A) the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such event and (B) the denominator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately following such event.
     Any adjustment made pursuant to this Section 6(a) shall become effective immediately after the applicable record date in the case of a dividend or distribution and immediately after the applicable effective date in the case of a subdivision, split, combination or reclassification.
     (b) Certain Distributions. If the Company shall fix a record date for the making of a distribution to holders of Non-Voting Preferred Shares (or, following the Warrant Share Conversion, Non-Voting Common Shares or Common Shares) of shares or other securities, evidences of indebtedness, assets, cash, rights or warrants (other than dividends of Non-Voting Preferred Shares (or, following the Warrant Share Conversion, Non-Voting Common Shares or Common Shares)) (each, a “Distribution”), then in each such case the Exercise Price thereafter shall be adjusted to equal the Exercise Price in effect immediately prior to the record date less the amount of cash and/or the portion of the Fair Market Value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed with respect to one Non-Voting Preferred Share (or, following the Warrant Share Conversion, one Non-Voting Common Share or, for distributions to holders of Common Shares, the number of Common Shares into which one Non-Voting Common Share is convertible immediately prior to such record date).
     (c) Consolidation, Merger, Amalgamation or Sale of Assets. In the event of any consolidation, merger or amalgamation of the Company with or into any other Person, any consolidation, merger or amalgamation of another Person with or into the Company (other than a merger, consolidation or amalgamation which does not result in any reclassification, conversion, exchange or cancellation of outstanding Non-Voting Preferred Shares or, following the Warrant Share Conversion, Non-Voting Common Shares or Common Shares) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or amalgamation or resulting from such merger or to the Person that acquires such assets pursuant to any such sale or transfer of all or substantially all of the assets of the Company, as the case may be, the Holder shall have the right thereafter to exercise this Warrant, subject to receipt of any Required Regulatory Approvals, for the kind and amount of securities, cash and/or other property receivable upon such consolidation, merger, amalgamation, sale or transfer by a holder of the number of Warrant Shares for which this Warrant may have been exercised immediately prior to such consolidation, merger, amalgamation, sale or transfer (or, if greater, the kind and amount of securities, cash and/or other property receivable by a holder of the number of other securities of the Company into which such Warrant Shares were convertible immediately prior to such consolidation, merger, amalgamation, sale or transfer, notwithstanding any restrictions on conversion). In determining the kind and amount of securities, cash and/or other property receivable upon such consolidation, merger, amalgamation, sale or transfer, if the holders of Warrant Shares have the right to elect as to the consideration to be received upon the consummation of such consolidation, merger, amalgamation, sale or transfer, then the consideration that the Holder shall be entitled to receive upon exercise shall be deemed to be the kind and amount of consideration received by the majority of all holders of Warrant Shares that affirmatively make an election (or of all such holders if none make an election). Adjustments for events subsequent to the effective date of such a consolidation, merger, amalgamation, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, merger, consolidation, amalgamation, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property.
     (d) Certain Determinations. For purposes of any computation of any adjustment required under this Section 6:
     (i) adjustments shall be made successively whenever any event giving rise to such an adjustment shall occur;
     (ii) if any portion of any consideration to be received by the Company in a transaction giving rise to such an adjustment shall be in a form other than cash, the Fair Market Value of such non-cash consideration shall be utilized in such computation. The Holder shall be notified promptly of any consideration other than cash to be received by the Company and furnished with a description of the consideration and the Fair Market Value thereof;
     (iii) such calculations shall be made to the nearest one-tenth of a cent or to the nearest hundredth of a share, as the case may be;

     (iv) the number of shares outstanding at any given time shall not include shares owned or held by or for the account of the Company; and
     (v) no adjustment in the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrant, as the case may be, shall be required if the amount of such adjustment would be less than one-tenth of a cent or hundredth of a share, as the case may be; provided that any adjustments which by reason of this Section 6(d)(v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
     (e) Certificates as to Adjustments. Upon the occurrence of each adjustment to the Exercise Price and/or the number of Warrant Shares issuable upon exercise of this Warrant, the Company shall promptly compute such adjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.
     (f) Effect of Warrant Share Conversion. Upon the occurrence of the Warrant Share Conversion:
     (i) the number of Warrant Shares issuable upon exercise of this Warrant shall be the number of Non-Voting Common Shares issuable upon the conversion of Non-Voting Preferred Shares immediately prior to the Warrant Share Conversion (notwithstanding any restriction on such conversion); and
     (ii) the Exercise Price thereafter shall be adjusted to equal the product of the Exercise Price in effect immediately prior to the Warrant Share Conversion multiplied by a fraction (A) the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to the Warrant Share Conversion and (B) the denominator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately following the Warrant Share Conversion.

     7. Other Adjustments. In case at any time or from time to time the Company shall take any action affecting its share capital as such, other than an action described in Section 6, that the Board of Directors reasonably determines in good faith will adversely affect the rights of the Holders, the Exercise Price and/or the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted in such manner and at such time as the Board of Directors may reasonably and in good faith determine to be equitable in the circumstances.
     8. Notices.
     (a) In the event that the Company shall propose at any time to effect any transaction of the type described in Sections 6 or 7 or to take any similar extraordinary corporate action affecting the Company’s share capital, then, in connection with each such event, the Company shall send to the Holder at least 10 days prior to (x) in the case of a dividend or other distribution, the applicable record date, a notice specifying the record date for purposes of such dividend or distribution and the date on which such dividend or other distribution is to be made, and (y) in any other case, the date on which such event is to become effective or the first date on which the Company intends to effect any such transaction, as the case may be, in each case specifying in reasonable detail (i) what the transaction or event consists of, (ii) if applicable, the aggregate amount or value of any cash or property proposed to be distributed, paid, purchased or received by the Company in connection therewith and (iii) the effect on the Exercise Price and the number, kind or class of securities or other property issuable upon exercise of this Warrant.
     (b) Unless notice is otherwise required pursuant hereto, the Company shall send written notice to the Holder immediately upon any public announcement with respect to an open market repurchase program for, any self-tender offer for and any other repurchase of Non-Voting Preferred Shares or Non-Voting Common Shares (or, in each case, securities into which such shares may be converted), other than repurchases in the ordinary course of business of Excluded Securities.
     (c) Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or facsimile number) set forth below, or such other address (or facsimile number) as shall have been furnished to the party giving or making such notice, demand or delivery:

     If to the Company:
Enstar Group Limited
P.O. Box HM 2267
Windsor Place, 3rd Floor, 18 Queen Street
Facsimile No.: (441) 296-7319
Attention: Richard J. Harris
     If to the Holder:
[Holder]
[Address]
[Address]
Facsimile:
Attention:
     Each such notice, demand or delivery shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day. Otherwise, any such notice, demand or delivery shall be deemed not to have been received until the next succeeding Business Day.
     9. GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.
     10. Amendments; Waivers. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
     11. Termination. The Company shall have the right to terminate this Warrant and all rights of the Holder hereunder if any Buyer breaches its obligation to complete the Second Closing or the Third Closing under the Investment Agreement.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed by its duly authorized officer and to be dated as of April 20, 2011.

ENSTAR GROUP LIMITED
By:
	Name:	Paul O'Shea
	Title:	Director, Executive Vice President and Joint Chief Operating Officer

Acknowledged and Agreed:

[HOLDER]

By:	Name:
Title:

WARRANT EXERCISE SUBSCRIPTION FORM
(To be executed only upon exercise of the Warrant)
To:   ENSTAR GROUP LIMITED
     The undersigned irrevocably exercises the Warrant for the purchase of _______ _____________________________, par value $1.00 per share (the “Shares”), of Enstar Group Limited (the “Company”) at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $___________ (such payment being made as specified below), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Payment:	☐	$_____________cash

	☐	$_____________check

	☐	$_____________ wire transfer

	☐	Reduction in number of Shares
Date: _________________

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

WARRANT ASSIGNMENT FORM
Dated ________________, _____
     FOR VALUE RECEIVED, _______________________ hereby sells,
assigns and transfers unto_____________________________ (the “Assignee”),
(please type or print in block letters)

(insert address)
its right to purchase up to _______ _________________________, par value $1.00 per share, of Enstar Group Limited (the “Company”) represented by this Warrant and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature: